EXHIBIT 10.1

[EXECUTION VERSION]

AMENDMENT NO. 2 dated as of March 10, 2023 (this “Amendment”), among THE CHEMOURS COMPANY, a Delaware corporation (the “Borrower”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), to the Amended and Restated Credit Agreement dated as of April 3, 2018 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”), by and among the Borrower, the lending institutions from time to time parties thereto as Lenders (as defined therein) and Issuing Banks (as defined therein) and the Administrative Agent. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, except as otherwise expressly set forth herein.

WHEREAS, certain loans, commitments and/or other extensions of credit under the Credit Agreement denominated in dollars and other currencies reasonably requested by the Borrower (collectively, the “Affected Currencies”) incur or are permitted to incur interest, fees or other amounts based on the London Interbank Offered Rate as administered by ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Credit Agreement; and

WHEREAS, the Administrative and the Borrower have determined, in accordance with Section 2.14(b) of the Credit Agreement, that LIBOR for the Affected Currencies should be replaced with an alternate rate of interest that gives due consideration to the prevailing market convention for determining a rate of interest for syndicated loans in the United States and that such changes shall become effective at or after 5:00 p.m. (New York City time) on the fifth Business Day after the date notice of such changes is provided to the Lenders (such time, the “Objection Deadline”), so long as the Administrative Agent has not received, by such time, written notice from a Majority in Interest of the Lenders of each Class stating that such Lenders object to such changes.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.
Rules of Interpretation. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.
Amendment. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add

EXHIBIT 10.1

the bold-underlined text (indicated textually in the same manner as the following example: bold underline) as set forth in the pages attached as Exhibit A hereto.

Notwithstanding anything to the contrary contained in the Amended Credit Agreement, (a) each Eurocurrency Loan (as defined in the Credit Agreement as in effect immediately prior to the Amendment Effective Date) denominated in dollars and outstanding on the Amendment Effective Date (each, an “Existing Eurocurrency Loan”) shall remain outstanding as such, until the expiration of the Interest Period (as defined in the Credit Agreement as in effect immediately prior to the Amendment Effective Date) applicable to such Existing Eurocurrency Loan, in accordance with, and subject to all of the terms and conditions of, the Credit Agreement as in effect immediately prior to the Amendment Effective Date, (b) interest on each such Existing Eurocurrency Loan shall continue to accrue to, and shall be payable on, each Interest Payment Date applicable thereto until the Interest Period for such Existing Eurocurrency Loan ends, in each case in accordance with Section 2.13 of the Credit Agreement as in effect immediately prior to the Amendment Effective Date, and (c) except as otherwise provided in the immediately succeeding sentence, all other provisions of the Credit Agreement as in effect immediately prior to the Amendment Effective Date relating to the determination and accrual of interest on such Existing Eurocurrency Loan shall continue in full force and effect with respect to such Existing Eurocurrency Loan (provided, however, that none of the provisions of Section 2.14 of the Credit Agreement as in effect immediately prior to the Amendment Effective Date (nor any of the provisions of Sections 1.08 and 2.14 of the Amended Credit Agreement) shall apply with respect to any Existing Eurocurrency Loan). From and after the Amendment Effective Date, (i) the Borrower shall not be permitted to request that any Lender fund, and no Lender shall fund, any Eurocurrency Loan denominated in dollars, (ii) no Existing Eurocurrency Loan may be continued as a Eurocurrency Loan and (iii) each Existing Eurocurrency Loan may be converted to a Term Benchmark Loan (as defined in the Amended Credit Agreement) or an ABR Loan (as defined in the Amended Credit Agreement) in accordance with Section 2.07 of the Amended Credit Agreement as if such Existing Eurocurrency Loan was a Term Benchmark Loan (as defined in the Amended Credit Agreement).

SECTION 3.
Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent that:
(a)
This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)
At the time of and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

EXHIBIT 10.1

SECTION 4.
Effectiveness. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions (the date of satisfaction of all such conditions, the “Amendment Effective Date”):
(a)
The Administrative Agent (or its counsel) shall have received from the Borrower either (i) a counterpart of this Amendment signed on behalf of the Borrower or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that the Borrower has signed a counterpart of this Amendment.
(b)
The Administrative Agent has not received, by the Objection Deadline, written notice of objection to the amendments to the Credit Agreement as provided herein from a Majority in Interest of the Lenders of each Class.
(c)
The Administrative Agent shall have received payment of all expenses required to be paid or reimbursed by the Borrower under or in connection with this Amendment, including those fees and expenses set forth in Section 8 hereof.
SECTION 5.
Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Issuing Banks, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 6.
Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)
EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09(b), 9.09(c), 9.09(d) AND 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS.

EXHIBIT 10.1

SECTION 7.
Counterparts; Amendment. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower and the Administrative Agent.
SECTION 8.
Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03(a) of the Credit Agreement.
SECTION 9.
Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

EXHIBIT 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

the chemours company
By
/s/ Sameer Ralhan
Name: Sameer Ralhan
Title: Senior Vice President, Chief Financial Officer

[Signature Page to Amendment No. 2 to Chemours Credit Agreement]

EXHIBIT 10.1

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By
/s/ James Shender
Name: James Shender
Title: Executive Director

[Signature Page to Amendment No. 2 to Chemours Credit Agreement]